UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam, the Netherlands	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 20 808108

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 27, 2017, Playa Hotels & Resorts N.V. (the “Company”) appointed Gloria Guevara to serve as an interim non-executive director of the Company’s Board of Directors (the “Board”) until the Company’s 2018 annual general meeting of shareholders.

Ms. Guevara, 49, has more than 25 years of experience working in travel and tourism in both the private and public sectors. She currently serves as Special Advisor on Government Affairs at the Harvard School of Public Health’s Center of Health and Environmental Health, where she advises governments on effective strategies to grow sustainable tourism, and is a member of the World Economic Forum Global Agenda Council taskforce for Travel and Tourism. Previously, she served from 2010–2012 as the Secretary of Tourism for Mexico, and the CEO of the Mexico Tourism Board, appointed by President Felipe Calderon. She has also worked for Sabre Travel Network and Sabre Holding, including as CEO of Sabre Mexico, a joint venture between Aeromexico, Mexicana, and Sabre Holdings. Ms. Guevara brings the experience of a proven and well-rounded executive with an international and multicultural perspective to the Company’s Board. The Company expects that Ms. Guevara will be submitted for shareholder approval as a director in connection with the Company’s 2018 annual general meeting of shareholders.

Ms. Guevara will serve on the Board’s audit committee.

There are no arrangements or understandings between Ms. Guevara and any other persons pursuant to which Ms. Guevara was named a director of the Company. Ms. Guevara does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Ms. Guevara replaces Paul Hackwell, who resigned from his service as a director of the Company on July 27, 2017. Mr. Hackwell served on the Audit Committee of the Board. Mr. Hackwell had no disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: July 27, 2017	By:	/s/ Bruce D. Wardinski
Bruce D. Wardinski
Chief Executive Officer